UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2013

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2013, Andrew H. Del Matto, Senior Vice President, Acting Chief Financial Officer and Chief Accounting Officer of Symantec Corporation (the “Company”), provided the Company with notice of his resignation, effective December 31, 2013. Mr. Del Matto is leaving the Company to become Chief Financial Officer of Fortinet Inc.

Until a permanent replacement for Mr. Del Matto has been named, Don Rath will serve as the Company’s interim Chief Financial Officer and interim Chief Accounting Officer. Mr. Rath, age 57, has served as our Vice President, Tax since August 2012. From June 2006 to August 2012, Mr. Rath served as Vice President, Corporate Tax at Synopsys, Inc. Prior to joining Synopsys, Mr. Rath held senior tax executive roles at Chiron Corporation and Veritas Software Corp. Mr. Rath started his career as a tax executive at Ernst & Young LLP. Mr. Rath holds a B.A. degree from Yale University, an M.B.A degree from the Haas School of Business at the University of California at Berkeley and an M.S. in Taxation from Golden Gate University.

Mr. Rath is eligible for a target payout in an amount equal to 40% of his annual base salary under the Company’s FY14 Executive Annual Incentive Plan. As previously disclosed, under the terms of the FY14 Executive Annual Incentive Plans, the Company’s executive officers are eligible to receive performance-based incentive bonuses based on the Company’s achievement of targeted non-GAAP operating income for fiscal year 2014, as modified by the Company’s achievement of targeted revenue during fiscal year 2014.

Item 7.01 Regulation FD Disclosure.

On December 20, 2013, the Company issued a press release announcing that Mr. Del Matto will be leaving the Company and that Mr. Rath will be serving as the Company’s interim Chief Financial Officer and interim Chief Accounting Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1, is furnished to the Securities and Exchange Commission (the “Commission”), but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by the Company dated December 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: December 20, 2013	By:	/s/ Gregory King
Gregory King Vice President, Legal and Assistant Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by the Company dated December 20, 2013